                                                                                                                                                                                                                                                                                       EXHIBIT 32.1
Tel-Instrument Electronics Corp

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tel-Instrument Electronics Corp (the “Company”), on Form 10-Q for the period ending June 30, 2010, as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, each hereby certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                        By:  /s/  Harold K. Fletcher
                                                                                       Harold K. Fletcher
                                                                                       CEO

                                                                        By:   /s/  Joseph P. Macaluso
                                                                                                                                                                                                                        Joseph P. Macaluso
                                                                                        Principal Accountin
August 23, 2010

          A signed original of this written statement required by Section 906 has been provided to Tel-Instrument Electronics Corp and will be retained by Tel-Instrument Electronics Corp and furnished to the Securities and Exchange Commission or its staff upon request.